UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2024

SOLARIS OILFIELD INFRASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38090	81-5223109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9651 Katy Freeway, Suite 300 Houston, Texas		77024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 501-3070

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	“SOI”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 9, 2024 (the “Execution Date”), Solaris Oilfield Infrastructure, Inc. (“Solaris”) entered into a Contribution Agreement (the “Contribution Agreement”), with Solaris Oilfield Infrastructure, LLC, a Delaware limited liability company and a subsidiary of Solaris (“Solaris LLC”), John A. Johnson, an individual resident of the State of Florida, John Tuma, an individual resident of the State of Texas, J Turbines, Inc., a Delaware corporation (“J Turbines”) and KTR Management Company, LLC, a Texas limited liability company (“KTR”).

The Contribution Agreement provides that, subject to the terms and conditions set forth therein, J Turbines and KTR (together, the “Contributors”) will contribute (the “Contribution”) all of the issued and outstanding equity interests of Mobile Energy Rentals LLC (“MER”) to Solaris LLC in exchange for an aggregate:

•	$60,000,000, subject to certain adjustments (the “Closing Cash Consideration”);

•

$140,000,000 of units of Solaris LLC (the “Solaris LLC Units”), calculated using the 10-day volume weighted average price of the shares of Solaris Class A common stock, par value $0.01 per share, as of the close of business on the trading day immediately preceding signing (which was $8.50), and an equal number of shares of Class B common stock, par value $0.00 per share, of Solaris (the “Class B Common Stock”), subject to certain adjustments (the “Closing Equity Consideration,” and together with the Closing Cash Consideration, the “Contribution Consideration”).

The closing of the Contribution is expected to occur by the end of the third quarter of 2024, subject to customary closing conditions, including shareholder approval of the issuance of the Closing Equity Consideration and the expiration or termination of all applicable waiting periods imposed under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”). Although the closing of the Contribution is not conditioned upon financing, Solaris has received committed financing from Banco Santander, S.A., New York Branch, TCBI Securities, Inc. dba Texas Capital Securities, and Woodforest National Bank for a $300 million 364-day bridge and delayed draw facility and may in the interim seek alternative sources of capital including potentially through the capital markets.

The parties have made customary representations and warranties in the Contribution Agreement. The Contribution Agreement also contains customary covenants and agreements, including, among others, covenants and agreements relating to (a) the conduct of the Company’s and Solaris’ businesses during the period between the Execution Date and closing of the Contribution, (b) indemnity obligations and (c) the efforts of the parties to cause the Contribution to be completed, including obtaining any required governmental approval and causing any applicable waiting period under the HSR Act to expire or terminate.

The Contribution Agreement also provides for registration rights to J Turbines, KTR and/or such parties’ designees who receive all or a part of the Closing Equity Consideration (the “Holders”), pursuant to which Solaris will agree to, on the terms set forth therein, register for resale the shares of Class B Common Stock received by the Holders as a result of the Contribution.

The foregoing description of the Contribution Agreement and the Contribution does not purport to be complete and is subject to and qualified in its entirety by reference to the copy of the Contribution Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On July 9, 2024, Solaris issued a press release announcing the entry into the Contribution Agreement and providing certain financial updates for the second quarter of 2024.

A copy of Solaris’ press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

The information in this Item 2.02, including Exhibit 99.1 to this Current Report on Form 8-K, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in response to this Item 3.02. The issuance of the Closing Equity Consideration to Sellers will be completed in reliance upon the exemption from the registration requirements of the Securities Act, provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering. Solaris will rely on this exemption from registration based in part on representations made by J Turbines and KTR.

Item 7.01.	Regulation FD.

The information set forth under Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

Solaris posted an investor presentation relating to the Contribution on July 9, 2024. The investor presentation can be reviewed on Solaris’ website at www.solarisoilfield.com under the “Investor Relations” tab, and a copy of the presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. Information on Solaris’ website does not constitute a part of this Current Report on Form 8-K.

Additionally, Solaris distributed a communication relating to the Contribution to its employees on July 9, 2024. A copy of such communication is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01 (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Forward Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of present or historical fact included herein, regarding Solaris’ proposed transaction with the equityholders of MER, Solaris’ ability to consummate the transaction, the benefits of the transaction and Solaris’ future financial performance following the transaction, as well as Solaris’ strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Solaris disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Solaris cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Solaris. These risks include, but are not limited to, Solaris’ business strategy, its industry, its future profitability, the various risks and uncertainties associated with the extraordinary market environment and impacts resulting from the volatility in global oil markets and the COVID-19 pandemic, expected capital expenditures and the impact of such expenditures on performance, management changes, current and potential future long-term contracts and Solaris’ future business and financial performance. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Solaris’ expectations and projections can be found in its periodic filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Solaris’ SEC filings are available publicly on the SEC’s website at www.sec.gov.

ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT

In connection with the proposed transaction, Solaris will file a proxy statement with the SEC. Additionally, Solaris will file other relevant materials with the SEC in connection with its proposed transaction with the equityholders of MER. The materials to be filed by Solaris with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of Solaris are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction because they will contain important information about the transaction and the parties to the transaction.

Solaris, MER and their respective directors, executive officers, other members of their management and their employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Solaris stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Solaris’ executive officers and directors in the solicitation by reading the Company’s Definitive Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 4, 2024, and the proxy statement and other relevant materials filed with the SEC in connection with the transaction when they become available. Information concerning the interests of Solaris’ and MER’s participants in the solicitation, which may, in some cases, be different than those of Solaris’ stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

2.1#	Contribution Agreement, dated July 9, 2024, by and between Solaris Oilfield Infrastructure, Inc., Solaris Oilfield Infrastructure, LLC, John A. Johnson, John Tuma, J Turbines, Inc. and KTR Management Company, LLC.

99.1	Press Release, dated July 9, 2024.

99.2	Investor Presentation, dated July 9, 2024.

99.3	Employee Communication, dated July 9, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#	The exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARIS OILFIELD INFRASTRUCTURE, INC.

By:	/s/ Kyle S. Ramachandran
Kyle S. Ramachandran
President and Chief Financial Officer

Date: July 9, 2024